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                                                                    Exhibit 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of LearningStar Corp. of our report dated February 2, 2001, relating to the financial statements of SmarterKids.com, Inc., which appears in the Registration Statement on Form S-4 (No. 333-53454).


/s/  PricewaterhouseCoopers LLP

     Boston, Massachusetts
     December 20, 2001